OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                (UNAUDITED)    (UNAUDITED)                 (UNAUDITED)    (UNAUDITED)
                                               JULY 31, 1999  JUNE 30, 1999               JULY 31, 1999  JUNE 30, 1999
                                                   ESD             ESD         CHANGE       CORPORATE       CORPORATE     CHANGE
                                               ----------------------------------------   ----------------------------------------
CURRENT ASSETS
Cash                                                66,227         27,425       38,802         18,663         133,606    (114,943)
Restricted cash held in escrow                   2,731,270      2,752,067      (20,797)                                         -
Accounts receivable
  A/R--trade                                    11,054,072     11,486,800     (432,728)             -               -           -
  A/R--interco                                           -              -            -              -               -           -
  A/R--employees                                     5,501         12,464       (6,963)             -               -           -
  A/R--supplemental                              1,261,071      1,261,071            -                                          -
  A/R--miscellaneous                                11,579         11,579            -      1,554,094       1,554,094           -
  Allowance for doubtful accounts               (1,727,293)    (1,797,900)      70,607     (1,076,094)     (1,076,094)          -
                                               ----------------------------------------   ----------------------------------------
    Accounts receivable, net                    10,604,930     10,974,014     (369,084)       478,000         478,000           -
                                               ----------------------------------------   ----------------------------------------
Costs and earnings in excess of billings         4,623,053      4,994,450     (371,397)                                         -
Prepaid expenses                                    69,281         54,125       15,156        179,668         239,187     (59,519)
Other current assets                                                                 -                                          -
                                               ----------------------------------------   ----------------------------------------
TOTAL CURRENT ASSETS                            18,094,761     18,802,081     (707,320)       676,331         850,793    (174,462)
                                               ----------------------------------------   ----------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                2,452,411      2,504,303      (51,892)             -               -           -
  Automotive equipment                             891,042        974,407      (83,365)             -               -           -
  Office furniture and equipment                   994,579        989,641        4,938         34,872          34,872           -
  Land, Building, and leasehold improvements       107,729        107,729            -              -               -           -
                                               ----------------------------------------   ----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                 4,445,761      4,576,080     (130,319)        34,872          34,872           -
  Accum. Depreciation                           (3,415,782)    (3,491,981)      76,199        (34,022)        (33,920)       (102)
                                               ----------------------------------------   ----------------------------------------
TOTAL PROPERTY & EQUIP., NET                     1,029,979      1,084,099      (54,120)           850             952        (102)
                                               ----------------------------------------   ----------------------------------------
Other Assets                                       125,849        125,849            -         41,622          41,622           -
Investment & Intercompany in Subsidiaries                                            -     74,375,431      74,375,431           -
                                               ----------------------------------------   ----------------------------------------
TOTAL ASSETS                                    19,250,589     20,012,029     (761,440)    75,094,234      75,268,798    (174,564)
                                               ----------------------------------------   ----------------------------------------
                                               ----------------------------------------   ----------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                 284,847        537,694     (252,847)        34,588          31,697       2,891
  Line of Credit                                                                           24,002,111      24,100,477     (98,366)
  Accrued expenses, excluding bankruptcy costs     654,227        722,751      (68,524)        12,306          12,306           -
  Accrued bankruptcy costs                                                                  1,205,873       1,105,873     100,000
  Estimated claims against cash held in escrow   2,499,851      2,590,569      (90,718)             -               -           -
  Intercompany - BNYFC                           7,432,519      7,430,958        1,561    (17,613,707)    (17,645,804)     32,097
  Pre Petition Accounts Payable Preference
   Payments                                                                          -        277,653         145,142     132,511
                                               ----------------------------------------   ----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES         10,871,444     11,281,972     (410,528)     7,918,824       7,749,691     169,133
Intercompany Notes Payable                       6,956,599      9,202,397   (2,245,798)                                         -
Pre Petition Liabilities                           969,759        969,759            -      2,637,103       2,637,103           -
Pre Petition Estimated Construction Claims                                           -                                          -
                                               ----------------------------------------   ----------------------------------------
  TOTAL LIABILITIES                             18,797,802     21,454,128   (2,656,326)    10,555,927      10,386,794     169,133
                                               ----------------------------------------   ----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                           121,289         121,289           -
Additional paid in capital                      14,557,677     14,557,677            -    128,204,630     128,204,630           -
Treasury Stock A-P-I-C                                                                       (562,506)       (562,506)          -
Retained earnings - prior                       (9,028,340)   (11,012,975)   1,984,635    (49,321,103)    (49,321,103)          -
Y-T-D net income pre petition                       (8,531)        (8,531)           -       (895,498)       (895,498)          -
Y-T-D net income post petition                  (5,068,019)    (4,978,270)     (89,749)   (13,008,505)    (12,664,808)   (343,697)
                                               ----------------------------------------   ----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                       452,787     (1,442,099)   1,894,886     64,538,307      64,882,004    (343,697)
                                               ----------------------------------------   ----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        19,250,589     20,012,029     (761,440)    75,094,234      75,268,798    (174,564)
                                               ----------------------------------------   ----------------------------------------
                                               ----------------------------------------   ----------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                               (UNAUDITED)    (UNAUDITED)                 (UNAUDITED)    (UNAUDITED)
                                               JULY 31, 1999  JUNE 30, 1999               JULY 31, 1999  JUNE 30, 1999
                                                CONTINUING     CONTINUING                 DISCONTINUED   DISCONTINUED
                                                OPERATIONS     OPERATIONS      CHANGE      OPERATIONS     OPERATIONS      CHANGE
                                               ----------------------------------------   ----------------------------------------
CURRENT ASSETS
Cash                                                84,890        161,031      (76,141)             -               -            -
Restricted cash held in escrow                   2,731,270      2,752,067      (20,797)        20,861               -       20,861
Accounts receivable
  A/R--trade                                    11,054,072     11,486,800     (432,728)     4,224,542       3,814,327      410,215
  A/R--interco                                           -              -            -              -               -            -
  A/R--employees                                     5,501         12,464       (6,963)                                          -
  A/R--supplemental                              1,261,071      1,261,071            -                                           -
  A/R--miscellaneous                             1,565,673      1,565,673            -              -               -            -
  Allowance for doubtful accounts               (2,803,387)    (2,873,994)      70,607     (3,044,355)     (2,919,415)    (124,940)
                                               ----------------------------------------   -----------------------------------------
    Accounts receivable, net                    11,082,930     11,452,014     (369,084)     1,180,187         894,912      285,275
                                               ----------------------------------------   -----------------------------------------
Costs and earnings in excess of billings         4,623,053      4,994,450     (371,397)                                          -
Prepaid expenses                                   248,949        293,312      (44,363)         2,800           2,800            -
Other current assets                                     -              -            -              -               -            -
                                               ----------------------------------------   -----------------------------------------
TOTAL CURRENT ASSETS                            18,771,092     19,652,874     (881,782)     1,203,848         897,712      306,136
                                               ----------------------------------------   -----------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                2,452,411      2,504,303      (51,892)         1,000           1,000            -
  Automotive equipment                             891,042        974,407      (83,365)             -               -            -
  Office furniture and equipment                 1,029,451      1,024,513        4,938              -               -            -
  Land, Building, and leasehold improvements       107,729        107,729            -              -               -            -
                                               ----------------------------------------   -----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                 4,480,633      4,610,952     (130,319)         1,000           1,000            -
  Accum. Depreciation                           (3,449,804)    (3,525,901)      76,097              -               -            -
                                               ----------------------------------------   -----------------------------------------
TOTAL PROPERTY & EQUIP., NET                     1,030,829      1,085,051      (54,222)         1,000           1,000            -
                                               ----------------------------------------   -----------------------------------------
Other Assets                                       167,471        167,471            -              -               -            -
Investment & Intercompany in Subsidiaries       74,375,431     74,375,431            -                                           -
                                               ----------------------------------------   -----------------------------------------
TOTAL ASSETS                                    94,344,823     95,280,827     (936,004)     1,204,848         898,712      306,136
                                               ----------------------------------------   -----------------------------------------
                                               ----------------------------------------   -----------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                 319,435        569,391     (249,956)        58,851          60,109       (1,258)
  Line of Credit                                24,002,111     24,100,477      (98,366)
  Accrued expenses, excluding bankruptcy costs     666,533        735,057      (68,524)        79,555           9,579       69,976
  Accrued bankruptcy costs                       1,205,873      1,105,873      100,000              -
  Estimated claims against cash held in escrow   2,499,851      2,590,569      (90,718)        20,807
  Intercompany - BNYFC                         (10,181,188)   (10,214,846)      33,658     10,181,188      10,214,846      (33,658)
  Pre Petition Accounts Payable Preference
   Payments                                        277,653        145,142      132,511                                           -
                                               ----------------------------------------   -----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES         18,790,268     18,886,521     (241,395)    10,340,401      10,284,534       35,060
Intercompany Notes Payable                       6,956,599      9,202,397   (2,245,798)     4,320,625       2,074,827    2,245,798
Pre Petition Liabilities                         3,606,862      3,606,862            -     12,168,899      12,168,899            -
Pre Petition Estimated Construction Claims               -              -            -      2,000,000       2,000,000            -
                                               ----------------------------------------   -----------------------------------------
  TOTAL LIABILITIES                             29,353,729     31,695,780   (2,487,193)    28,829,925      26,528,260    2,301,665
                                               ----------------------------------------   -----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                121,289        121,289            -      5,454,120       5,454,120            -
Additional paid in capital                     142,762,307    142,762,307            -     39,347,007      39,347,007            -
Treasury Stock A-P-I-C                            (562,506)      (562,506)           -              -               -            -
Retained earnings - prior                      (58,349,443)   (60,334,078)   1,984,635    (53,656,003)    (51,671,368)  (1,984,635)
Y-T-D net income pre petition                     (904,029)      (904,029)           -       (941,907)       (941,907)           -
Y-T-D net income post petition                 (18,076,524)   (17,643,078)    (433,446)   (17,828,294)    (17,817,405)     (10,889)
                                               ----------------------------------------   -----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                    64,991,094     63,439,905    1,551,189    (27,625,077)    (25,629,553)  (1,995,524)
                                               ----------------------------------------   -----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY        94,344,823     95,280,827     (936,004)     1,204,848         898,712      306,136
                                               ----------------------------------------   -----------------------------------------
                                               ----------------------------------------   -----------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                          (UNAUDITED)       (UNAUDITED)
                                                          JULY 31, 1999    JUNE 30, 1999
                                                             COMBINED        COMBINED
                                                              FINAL             FINAL            CHANGE
                                                        ------------------------------------------------
CURRENT ASSETS
Cash                                                          84,890           161,031           (76,141)
Restricted cash held in escrow                             2,752,131         2,752,067                64
Accounts receivable
  A/R--trade                                              15,278,614        15,301,127           (22,513)
  A/R--interco                                                     -                 -                 -
  A/R--employees                                               5,501            12,464            (6,963)
  A/R--supplemental                                        1,261,071         1,261,071                 -
  A/R--miscellaneous                                       1,565,673         1,565,673                 -
  Allowance for doubtful accounts                         (5,847,742)       (5,793,409)          (54,333)
                                                        ------------------------------------------------
    Accounts receivable, net                              12,263,117        12,346,926           (83,809)
                                                        ------------------------------------------------
Costs and earnings in excess of billings                   4,623,053         4,994,450          (371,397)
Prepaid expenses                                             251,749           296,112           (44,363)
Other current assets                                               -                 -                 -
                                                        ------------------------------------------------
TOTAL CURRENT ASSETS                                      19,974,940        20,550,586          (575,646)
                                                        ------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                          2,453,411         2,505,303           (51,892)
  Automotive equipment                                       891,042           974,407           (83,365)
  Office furniture and equipment                           1,029,451         1,024,513             4,938
  Land, Building, and leasehold improvements                 107,729           107,729                 -
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                           4,481,633         4,611,952          (130,319)
  Accum. Depreciation                                     (3,449,804)       (3,525,901)           76,097
                                                        ------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                               1,031,829         1,086,051           (54,222)
                                                        ------------------------------------------------
Other Assets                                                 167,471           167,471                 -
Investment & Intercompany in Subsidiaries                          0                 0                 -
                                                        ------------------------------------------------
TOTAL ASSETS                                              21,174,240        21,804,108          (629,868)
                                                        ------------------------------------------------
                                                        ------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                           378,286           629,500          (251,214)
  Line of Credit                                          24,002,111        24,100,477           (98,366)
  Accrued expenses, excluding bankruptcy costs               746,088           744,641             1,447
  Accrued bankruptcy costs                                 1,205,873         1,105,873           100,000
  Estimated claims against cash held in escrow             2,520,658         2,590,569           (69,911)
  Intercompany - BNYFC                                             -                 -                 -
  Pre Petition Accounts Payable Preference Payments          277,653           145,142           132,511
                                                        ------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                   29,130,669        29,316,202          (185,533)
Intercompany Notes Payable                                         -                 -                 -
Pre Petition Liabilities                                  15,775,761        15,775,761                 -
Pre Petition Estimated Construction Claims                 2,000,000         2,000,000                 -
                                                        ------------------------------------------------
  TOTAL LIABILITIES                                       46,906,430        47,091,963          (185,533)
                                                        ------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                          121,289           121,289                 -
Additional paid in capital                               124,465,227       124,465,227                 -
Treasury Stock A-P-I-C                                      (562,506)         (562,506)                -
Retained earnings - prior                               (112,005,446)     (112,005,446)                -
Y-T-D net income pre petition                             (1,845,936)       (1,845,936)                -
Y-T-D net income post petition                           (35,904,818)      (35,460,483)         (444,335)
                                                        ------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                             (25,732,190)      (25,287,855)         (444,335)
                                                        ------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                  21,174,240        21,804,108          (629,868)
                                                        ------------------------------------------------
                                                        ------------------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
  OPERATIONS INFORMATION

                                          (UNAUDITED)    (UNAUDITED)                    (UNAUDITED)      (UNAUDITED)
                                         MONTH ENDED      MONTH ENDED                   MONTH ENDED      MONTH ENDED
                                        JULY 31, 1999    JUNE 30, 1999                 JULY 31, 1999    JUNE 30, 1999
                                              ESD             ESD         CHANGE          CORPORATE        CORPORATE       CHANGE
                                        ------------------------------------------     --------------------------------------------
Sales                                     1,151,924       1,271,321      (119,397)                -                 -            -
Cost of Sales                               804,794         974,659      (169,865)                -                 -            -
                                        ------------------------------------------     --------------------------------------------
    Gross Profit                            347,130         296,662        50,468                 -                 -            -

Selling, General, and Administrative        405,068         415,914       (10,846)           94,884            85,098        9,786
                                        ------------------------------------------     --------------------------------------------
Income (Loss) From Operations               (57,938)       (119,252)       61,314           (94,884)          (85,098)      (9,786)

Other Income (Expense):
  I/C Interest Income (Expense)             (67,568)        (63,829)       (3,739)           67,568            63,829        3,739
  Interest Expense                                -              (3)            3          (216,381)         (203,276)     (13,105)
  Interest Income                                 -               -             -                                                -
  Gain (loss) on Asset Disposition           35,757          26,649         9,108                 -                 -            -
  Other Expense                                   -           1,391        (1,391)                -           280,000     (280,000)
                                        ------------------------------------------     --------------------------------------------
    Total Other (Expense)                   (31,811)        (35,792)        3,981          (148,813)          140,553     (289,366)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses              (89,749)       (155,044)       65,295          (243,697)           55,455     (299,152)
Bankruptcy Administrative Expenses                                                         (100,000)         (102,133)       2,133
                                        ------------------------------------------     --------------------------------------------
Net Income (Loss)                           (89,749)       (155,044)       65,295          (343,697)          (46,678)    (297,019)
                                        ------------------------------------------     --------------------------------------------
                                        ------------------------------------------     --------------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                         (UNAUDITED)      (UNAUDITED)                     (UNAUDITED)     (UNAUDITED)
                                         MONTH ENDED      MONTH ENDED                     MONTH ENDED     MONTH ENDED
                                        JULY 31, 1999    JUNE 30, 1999                   JULY 31, 1999   JUNE 30, 1999
                                          CONTINUING       CONTINUING                    DISCONTINUED    DISCONTINUED
                                          OPERATIONS       OPERATIONS      CHANGE         OPERATIONS       OPERATIONS      CHANGE
                                        -------------------------------------------     -------------------------------------------
Sales                                       1,151,924       1,271,321     (119,397)                0                 0           0
Cost of Sales                                 804,794         974,659     (169,865)                0                 0           0
                                        -------------------------------------------     -------------------------------------------
    Gross Profit                              347,130         296,662       50,468                 0                 0           0

Selling, General, and Administrative          499,952         501,012       (1,060)                0                 0           0
                                        -------------------------------------------     -------------------------------------------
Income (Loss) From Operations                (152,822)       (204,350)      51,528                 0                 0           0

Other Income (Expense):
  I/C Interest Income (Expense)                     0               0            0                 0                 0           0
  Interest Expense                           (216,381)       (203,279)     (13,102)                0                 0           0
  Interest Income                                   0               0            0                                               0
  Gain (loss) on Asset Disposition             35,757          26,649        9,108                 -                 0           0
  Other Expense                                     0         281,391     (281,391)          (10,889)         (103,495)     92,606
                                        -------------------------------------------     -------------------------------------------
    Total Other (Expense)                    (180,624)        104,761     (285,385)          (10,889)         (103,495)     92,606
Net Income (Loss) Before Bankruptcy
       Administrative Expenses               (333,446)        (99,589)    (233,857)          (10,889)         (103,495)     92,606
Bankruptcy Administrative Expenses           (100,000)       (102,133)       2,133                 0                 0           0
                                        -------------------------------------------     -------------------------------------------
Net Income (Loss)                            (433,446)       (201,722)    (231,724)          (10,889)         (103,495)     92,606
                                        -------------------------------------------     -------------------------------------------
                                        -------------------------------------------     -------------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION

                                           (UNAUDITED)       (UNAUDITED)
                                           MONTH ENDED       MONTH ENDED
                                           JULY 31, 1999    JUNE 30, 1999
                                             COMBINED         COMBINED
                                              FINAL             FINAL             CHANGE
                                           ----------------------------------------------
Sales                                       1,151,924         1,271,321          (119,397)
Cost of Sales                                 804,794           974,659          (169,865)
                                           -----------------------------------------------
    Gross Profit                              347,130           296,662            50,468

Selling, General, and Administrative          499,952           501,012            (1,060)
                                           -----------------------------------------------
Income (Loss) From Operations                (152,822)         (204,350)           51,528

Other Income (Expense):
  I/C Interest Income (Expense)                     0                 0                 0
  Interest Expense                           (216,381)         (203,279)          (13,102)
  Interest Income                                   0                 0                 0
  Gain (loss) on Asset Disposition             35,757            26,649             9,108
  Other Expense                               (10,889)          177,896          (188,785)
                                           -----------------------------------------------
    Total Other (Expense)                    (191,513)            1,266          (192,779)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses               (344,335)         (203,084)         (141,251)
Bankruptcy Administrative Expenses           (100,000)         (102,133)            2,133
                                           -----------------------------------------------
Net Income (Loss)                            (444,335)         (305,217)         (139,118)
                                           -----------------------------------------------
                                           -----------------------------------------------

           See accompanying notes to financial statement information

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                           (UNAUDITED)        (UNAUDITED)
                                                                           MONTH ENDED        MONTH ENDED
                                                                          JULY 31, 1999      JUNE 30, 1999           CHANGE
                                                                          -------------      -------------         ----------
Cash flows from operating activities:
  Net loss                                                                   $(444,335)         $(305,217)         $(139,118)

  Adjustments to reconcile net loss to net cash (used in)
     provided by operating activities:
      Depreciation                                                              56,408             53,608              2,800
      Write off of accounts receivable                                                              2,426             (2,426)
      (Gain)/Loss on sale of property and equipment                            (35,757)           (26,649)            (9,108)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                          83,809           (941,847)         1,025,656
      Costs in excess of billings                                              371,397            389,559            (18,162)
      Prepaids & other assets                                                   44,363             87,282            (42,919)
     Increase (decrease) in:
      Accounts payable                                                        (251,214)            17,420           (268,634)
      Accrued expenses                                                         101,452            124,494            (23,042)
      Other net changes in assets and liabilities                              (69,975)             1,600            (71,575)
                                                                          -------------      -------------         ----------
        Total adjustments                                                      300,483           (292,107)           592,590
                                                                          -------------      -------------         ----------
        Net cash provided by (used in) operating activities                   (143,852)          (597,324)           453,472


Cash flows from investing activities:
     Proceeds from sale of equipment                                            36,734                  0             36,734
     Additions to property and equipment                                        (3,168)           (20,827)            17,659
                                                                          -------------      -------------         ----------
       Net cash provided by (used in) investing activities                      33,566            (20,827)            54,393


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                          (98,366)           687,818           (786,184)
  Net proceeds from pre-petition preference payment recoveries                 132,511            145,142            (12,631)
  (Reduction) Increase of pre-petition liabilities                                   0                  0                  0
                                                                          -------------      -------------         ----------
      Net cash provided by (used in) financing activities                       34,145            832,960           (798,815)
                                                                          -------------      -------------         ----------
Net increase (decrease) in cash                                                (76,141)            79,616           (290,950)

CASH AT BEGINNING OF PERIOD                                                    161,031             81,415             79,616
                                                                          -------------      -------------         ----------
CASH AT END OF PERIOD                                                        $  84,890          $ 161,031          $(211,334)
                                                                          -------------      -------------         ----------
                                                                          -------------      -------------         ----------

           See accompanying notes to financial statement information

Omega Environmental, Inc.
Debtor in Possession Case #97-06084
July 31, 1999 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation
As of July 31, 1999, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $24,002,111. Omega negotiated continuance of debtor-in-possession financing through October 31, 1999.

Costs and Earnings in Excess of Billings
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.

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Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

During July 1999, a cash in escrow account and certain accounts receivables were transferred from ESD to the Discontinued Operation's balance sheet totaling $20,861 and $410,215, respectively.

Accounts receivable recorded on the Corporate balance sheet of $478,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998 totaling $148,000. These funds are held in escrow pending the final determination of the amount of liens asserted by Texas tax authorities. $275,000 represents an amount receivable from two insurance lawsuit settlements. The balance, $55,000, represents a receivable from an investment.

Pre-Petition Accounts Payable Preference Claims
Beginning in June 1999, Omega began collecting pre-petition preference recoveries which are accounted for in the long-term liabilities section of the Corporate balance sheet. The total collected as of month end July was $277,653.